Exhibit 10.1

Execution Version
Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.
AMENDMENT NO. 1 TO
AMENDED AND RESTATED ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT (PHASE 1)
(Contract #11050)
THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT (this “Amendment No. 1”), dated as of July 2, 2026 (the “Amendment No. 1 Effective Date”), is entered into by and between Venture Global CP2 LNG, LLC, a Delaware limited liability company (“Owner”), and Worley Field Services Inc. a Texas Corporation (“Contractor”). Contractor and Owner are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
WHEREAS, Owner and Contractor are parties to that certain Amended and Restated Engineering, Procurement and Construction Agreement dated as of June 13, 2025, and
WHEREAS, pursuant to Section 41.8 of the Agreement, Owner and Contractor desire to amend the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and provisions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby covenant and agree as follows:
1.Amendments. Effective as of April 5, 2026, the Agreement is hereby amended as follows:
(a)Exhibit C to the Agreement is deleted in its entirety and replaced with the document attached as Attachment A to this Amendment No. 1.
(b)Exhibit F-18 to the Agreement is deleted in its entirety and replaced with the document attached as Attachment B to this Amendment No. 1.
(c)The form of Milestone Completion Certificate found within Exhibit D of the Agreement is deleted in its entirety and replaced by Exhibit F-18.
2.Benefits. This Amendment No. 1 shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except with respect to the rights of successors and permitted assigns as provided in the Agreement, including any Person who purchases, leases or takes a security interest in an undivided interest in the Facility (including the Lenders), nothing express or implied in this Amendment No. 1 is intended to confer upon any person, other than the Parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Amendment No. 1.

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3.Effect of Amendment. Except as specifically set forth herein, the Agreement, as amended by this Amendment No. 1, remains in full force and effect in accordance with its terms.
4.No Oral Modifications. No oral or written modification, amendment or supplement of this Amendment No. 1 by any officer, agent or employee of Contractor or Owner, either before or after execution of this Amendment No. 1, shall be of any force or effect unless such modification, amendment, or supplement is in writing and is signed by both Parties.
5.Governing Law. This Amendment No. 1 shall in all respects be governed by, and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.
6.Counterparts. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. A signed copy of this Amendment No. 1 transmitted by facsimile or email shall be treated as an original and shall be binding against the Party whose signature appears on such copy.
[Signature page follows.]

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IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the Amendment No. 1 Effective Date.

VENTURE GLOBAL CP2 LNG, LLC By: /s/ Keith Larson Name: Keith Larson Title: General Counsel	WORLEY FIELD SERVICES INC. By: /s/ Amanda Knost Name: Amanda Knost Title: President

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Attachment A

(Exhibit C – Contractor Rates attached)

[Omitted]

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Attachment B

(Exhibit F-18 – Form of Certificate of Schedule Milestone Achievement attached)

[Omitted]

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